Leases	12 Months Ended
Dec. 31, 2011
Leases
17.	Leases

We entered into a fifteen-year capital lease agreement for the home office of one of our U.S. subsidiaries. Under the terms of this lease, we have the option to purchase the property at any time during the lease for a scheduled price equal to all of the remaining fixed payments discounted at 8.5%, including a required payment of $2.5 million at the end of the lease term. If we fail to exercise such option, the lessor may require us to purchase the property for $2.5 million at the conclusion of the lease. For financial reporting purposes, the lease asset has been recorded in other assets, net of depreciation and in other liabilities at its present value using a discount rate of 8.5%. During 2012, a final payment of $2.5 million will be paid under this lease.

We lease additional office space and equipment under lease agreements that expire at various intervals and are subject to renewal options at market rates prevailing at the time of renewal. At December 31, 2011, the future minimum payments under non-cancelable operating leases are as follows:

(in millions)	Amount Due
2012	$10.7
2013	9.3
2014	7.8
2015	6.7
2016	5.9
Thereafter	13.4

Total	$53.8